Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bright Mountain Holdings, Inc.. (the “Company”) on Form 10-K for the year ended September 30, 2012 (the “Report”) I, Jerrold D. Burden, Chief Financial Officer (Principal Financial/Accounting Officer) of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 31, 2012

By:	/s/ Jerrold D. Burden
Jerrold D. Burden
Chairman of the Board, CFO (Principal Financial and Principal Accounting Officer), Secretary, Treasurer and Director

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.